SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2010

CIGNA Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-08323 (Commission File Number)	06-1059331 (IRS Employer Identification No.)

Two Liberty Place, 1601 Chestnut Street
Philadelphia, Pennsylvania 19192
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:

(215) 761-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CIGNA issued a news release announcing that, upon recommendation of the Corporate Governance Committee, on April 23, 2010, the Board of Directors appointed Joseph Sullivan as a non-employee director of CIGNA Corporation effective April 27, 2010.

As a non-employee director of CIGNA Corporation, Mr. Sullivan is eligible to participate in the CIGNA Corporation Non-Employee Director Compensation Program, filed as exhibit 10.4 to CIGNA's Form 10-K for the year ended December 31, 2009; the Deferred Compensation Plan of 2005 for Directors of CIGNA Corporation, filed as exhibit 10.2 to the Form 10-K for the year ended December 31, 2007; and the CIGNA Corporation Directors Equity Plan (subject to shareholder approval of the Plan), filed as appendix B to CIGNA's proxy statement for the 2010 annual meeting of shareholders.

The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION

Date: April 26, 2010	By:	/s/ Nicole S. Jones
Nicole S. Jones
Vice President, Deputy General Counsel
and Corporate Secretary

Index to Exhibits

Number	Description	Method of Filing

99.1	CIGNA Corporation	Filed herewith.
news release dated
April 26, 2010.